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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                  ASTON FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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OPENING FOR ALL SCENARIOS:
If Shareholder is an Individual:


Hello, my name is___________. May I please speak with________________? I'm calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on June 28, 2007. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello. My name is _____________. May I please speak with_____________? I'm calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on June 28, 2007. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

STEP 1:

I would like to mail you another set of proxy materials. Do you still live at (address)? You should receive your materials within 7 to 10 business days.

STEP 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call Computershare toll free at 1-866-525-2778. When calling, please refer to record #___________. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day / evening! After Shareholder Response: Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a Special Meeting of Shareholders of the [Name of Fund(s)] is scheduled for June 28, 2007. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call 1-866-525-2778. When calling, please refer to record # _________. Representatives are available until 11:00 p.m. Eastern time, Monday through Friday, and 12 pm to 6 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at and we will send you another. Your vote is important! Thank you.

SCENARIO 3:

STEP 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card: Have you had a chance to return your proxy card yet?

STEP 2:

B. If Shareholder says that they HAVE returned the proxy card:
For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

STEP 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?


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If YES-follow step 4E.

If NO--follow step 4F.

D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

STEP 4:

E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms._________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?

F(1.) If Shareholder DECLINES to vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of each proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? If the account has duplicates:

Mr./Ms.______________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

STEP 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card: Have you had a chance to return your proxy card?

STEP 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

STEP 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:


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Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

If YES--follow step 4E.

If NO--follow step 4F.

D. If Shareholder says that they DO want to place a vote over the phone: The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

STEP 4:

E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms.________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?

F(1.) If Shareholder DECLINES to vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record #. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of each proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record #. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:
Mr./Ms._____________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!


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                             ASTON ASSET MANAGEMENT
                             ----------------------

                   TALKING POINTS FOR PROXY SOLICITATION CALLS
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o    Call our contacts, which are due diligence, marketing, and platform distribution contacts.

o Explain that you are calling about the Aston/TAMRO Funds' proxy statement. Inform them that our records indicate that their client has not yet voted their shares.

o Determine if our contact can vote the proxy for their client or if the contact can assist us in contacting the appropriate person with the authority to vote the shares.

o Remind the contact of the upcoming shareholder meeting on June 28th. Explain that a majority of the outstanding voting securities must vote in favor of the proposals for them to be approved.

o Ask if they have any questions about the proxy. If they do not have a copy of the proxy statement, get their address and advise them that Computershare, the proxy solicitor, will send them another copy.

o Request that the contact please vote the proxy or encourage their client to vote regardless of how the client wishes to vote (for, against or abstain). Advise them that the Board of Trustees has voted in favor of each proposal in the proxy statement.

o Provide the contact the information needed for them or their client to vote, including, if necessary, Computershare's telephone number. Inform them of the ways to vote -- internet, touch-tone phone or by mail. Explain the person authorized to vote the shares will need the GS # to vote the shares. Explain to the contact how the GS # can be obtained.

o    Thank them for their time.


                 TALKING POINTS FOR OBO PROXY SOLICITATION CALLS
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o    Call our contacts, which are due diligence, marketing, and platform distribution contacts.

o    Explain that you are calling about the Aston/TAMRO Funds' proxy statement.

o Explain that we are calling to advise them that our records indicate that we have not received your client's voting instructions regarding the proxy. Explain that due to the nature of their client's account (OBO/NOBO), we cannot ensure that their client has received the proxy.

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o    Share with them that Computershare or a third party affiliate proxy solicitor has sent the proxy to them or their client.

o Determine if our contact can vote the proxy for their client or if the contact can assist us in contacting the appropriate person with the authority to vote the shares.

o Inform them that the client cannot vote their shares unless they are in possession of the proxy statement. If they or the proper contact does NOT have it, tell them that we will contact Computershare to have them send out another copy of the proxy, which will allow them to vote.

o Remind the contact of the upcoming shareholder meeting on June 28th. Explain that a majority of the outstanding voting securities must vote in favor of the proposals for them to be approved.

o    Ask if they have any questions about the proxy.

o Request that the contact please vote the proxy or encourage their client to vote regardless of how the client wishes to vote (for, against or abstain). Advise them that the Board of Trustees has voted in favor of each proposal in the proxy statement.

o Provide the contact the information needed for them or their client to vote, including, if necessary, Computershare's telephone number. Inform them of the ways to vote -- internet, touch-tone phone or by mail. Explain the person authorized to vote the shares will need the GS # or ADP Client # to vote the shares. Explain to the contact how the GS # or ADP Client # can be obtained.

o    Thank them for their time.